UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2020

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Mondelēz International, Inc. and subsidiaries (collectively, “we,” “our” or “Mondelēz International”) are furnishing this current report to provide supplemental non-GAAP financial information related to the retrospective impact of our sale of approximately 11.1 million JDE Peet’s N.V. (“JDE Peet’s”) ordinary shares on May 29,2020. As a result of this sale, our equity interest in JDE Peet’s decreased by 3.6% from 26.5% to 22.9%.

Due to our reporting of JDE Peet’s results on a one-quarter lag basis, the impact of the sale of these shares will affect our non-GAAP financial results beginning with the third quarter ended September 30, 2020. Consistent with our definitions of our non-GAAP financial measures, we will reflect this partial sale of our equity method investment in JDE Peet’s as a divestiture, resulting in the recasting of our non-GAAP financial results for the first half of 2020, all quarters of 2020, 2019 and 2018 and for the years ended December 31, 2019 and 2018.

Change to our Historical Non-GAAP Financial Results in Connection with our Participation in JDE Peet’s Offering

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, we exchanged our 26.4% ownership interest in Jacobs Douwe Egberts (“JDE”) for a 26.5% equity interest in JDE Peet’s in connection with the JDE Peet’s offering of its ordinary shares during the second quarter of 2020. On May 29, 2020, we participated in the JDE Peet’s offering and, with the subsequent exercise of the over-allotment option, we sold a total of approximately 11.1 million shares, retaining a 22.9% ownership interest in JDE Peet’s. We received €350 million ($394 million) of total proceeds from the sales of JDE Peet’s shares and we recorded a pre-tax gain of $121 million during the second quarter. We also incurred a $261 million tax expense that is payable in 2020 and 2021.

Consistent with our accounting for our equity method investment in Keurig Dr Pepper Inc., in connection with JDE Peet’s becoming a public company, we changed our accounting principle to reflect our share of JDE historical results and JDE Peet’s ongoing results on a one-quarter lag basis while we continue to record dividends when cash is received. We determined a lag was preferable as it enables us to continue to report our quarterly and annual results on a timely basis and to record our share of JDE Peet’s ongoing results once JDE Peet’s has publicly reported its results. This change was applied retrospectively to all periods presented. Refer to Note 6, Equity Method Investments, and Note 14, Income Taxes, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, for additional information.

We consider the 3.6% ownership reduction a partial sale of our equity method investment in JDE Peet’s. Consistent with our definitions of our non-GAAP financial measures, we consider this sale to be a divestiture. Therefore, we will remove the equity method investment net earnings results related to this partial sale of our equity method investment in JDE Peet’s from our non-GAAP financial results for Adjusted EPS for all historical periods presented. Our U.S. GAAP results, which include our historical equity method investment net earnings from JDE Peet’s, will not change from what was previously reported.

Recast Amounts Reflecting Changes in Historical Non-GAAP Results

The change to our non-GAAP financial results for Adjusted EPS described above does not affect our previously reported consolidated financial results nor does it affect our non-GAAP financial results for Organic Net Revenue, Adjusted Gross Profit or Adjusted Operating Income, for any period. This supplemental disclosure does not amend any disclosure contained in any of our prior SEC filings. See the chart below and Exhibit 99.1 for the unaudited GAAP and recast non-GAAP financial information for the first half of 2020, all quarters of 2020, 2019 and 2018 and for the years ended December 31, 2019 and 2018.

Mondelēz International, Inc. and Subsidiaries

Recast Amounts Reflecting Change Due to Reduction in Ownership

(in millions of U.S. dollars, except per share data)

(Unaudited)

	2018	2019	2020	2018				2019				2020
	FY	FY	H1	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Reported (GAAP)
Equity method investment net earnings	$484	$501	$227	$229	$88	$84	$83	$166	$109	$114	$112	$121	$106
Provision for income taxes	773	2	489	337	15	310	111	189	216	(633)	230	148	341
Net earnings attributable to Mondelēz International	3,317	3,929	1,280	1,043	319	1,198	757	967	803	1,426	733	736	544
Diluted earnings per share attributable to Mondelēz International	$2.23	$2.69	$0.89	$0.69	$0.21	$0.81	$0.51	$0.66	$0.55	$0.98	$0.50	$0.51	$0.38

Adjusted (Non-GAAP) - As Recast
Equity method investment net earnings	$413	$516	$252	$121	$90	$87	$115	$168	$112	$117	$119	$120	$132
Provision for income taxes	859	878	333	224	207	182	246	203	220	174	281	203	130
Net earnings attributable to Mondelēz International	3,516	3,615	1,860	937	816	906	857	986	815	928	886	964	896
Diluted earnings per share attributable to Mondelēz International	$2.37	$2.48	$1.29	$0.62	$0.55	$0.61	$0.58	$0.67	$0.56	$0.64	$0.61	$0.67	$0.62

Financial Schedules

Exhibit 99.1 to this Form 8-K contains financial schedules that provide the reconciliations for our recast non-GAAP financial results for Adjusted EPS due to the partial sale of our equity method investment in JDE Peet’s for the first half of 2020, all quarters of 2020, 2019 and 2018 and for the years ended December 31, 2019 and 2018.

•

Schedule 1 provides reconciliations of the differences between the recast Adjusted (non-GAAP) financial measures and their most directly comparable reported (GAAP) financial measures. Equity method investment net earnings and Provision for income taxes are components used to calculate net earnings and diluted earnings per share attributable to Mondelēz International.

•	Schedule 2 provides reconciliations between the reported diluted EPS attributable to Mondelēz International (GAAP) and the recast Adjusted EPS (non-GAAP).

Non-GAAP Financial Measures

We use non-GAAP financial information and believe it is useful to investors as it provides additional information to facilitate comparisons of historical operating results and identify trends in our underlying operating results, and it provides additional insight and transparency on how we evaluate our business. For additional information regarding our non-GAAP financial measures, see Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

99.1	Financial schedules – Unaudited GAAP and Non-GAAP Financial Information.

99.2	Non-GAAP Financial Measures – Additional Information.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and Chief Financial Officer

Date: October 8, 2020